UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 3, 2021

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

4201 Congress Street, Suite 175
Charlotte, North Carolina	28209
(Address of principal executive offices)	(Zip Code)

(704) 994-8279

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $.01 par value	BTN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02 Results of Operations and Financial Condition.

Preliminary Results for the Three Months Ended December 31, 2020

The preliminary results of operations of Ballantyne Strong, Inc. (the “Company,” “our,” “we” or “us”) for the three months ended December 31, 2020 are below.

Our fourth quarter 2020 net revenues are estimated to be approximately $5.9 to $6.1 million, compared to $10.6 million for the three months ended December 31, 2019, primarily due to the impact of COVID-19 on our Strong Entertainment businesses. Our operating loss during the three months ended December 31, 2020 is estimated to be approximately $0.6 to $0.9 million, compared to $0.2 million for the three months ended December 31, 2019.

In August 2020, we completed the sale of our Strong Outdoor business segment and in February 2021, we completed the sale of our Convergent Media Systems LLC business segment. As a result of these divestitures, Strong Outdoor and Convergent are classified as discontinued operations and are excluded from the preliminary fourth quarter 2020 estimates and the fourth quarter 2019 financial results included above.

The above estimated financial results are preliminary, based upon our estimates and subject to completion of financial and operating closing procedures for the three months ended December 31, 2020. They also represent only a summary of our financial results for such period and are not a comprehensive statement of such results. Final results reflected in our unaudited condensed consolidated financial statements as of and for the three months and year ended December 31, 2020 may differ materially from our estimated results, including as a result of the quarter-end and year-end closing procedures, audit adjustments and other related developments that may arise between now and the time our financial results for the three months and year ended December 31, 2020 are finalized. Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance with respect to these estimates. In addition, these estimates as of and for the three months and year ended December 31, 2020 are not necessarily indicative of the results to be achieved for any future period.

Item 7.01 Regulation FD Disclosure.

As announced on February 3, 2021, we entered into a reseller agreement on February 2, 2021, with Blink Charging Co. (Nasdaq: BLNK) (“Blink”) to allow the Company to distribute Blink electric vehicle charging stations to cinemas, theme parks and other venues in the United States. A press release announcing entry into the agreement is furnished as Exhibit 99.1 hereto.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Forward-Looking Statements

This Report may include forward-looking statements, which involve a number of known and unknown risks and uncertainties, including, but not limited to, those discussed in the “Risk Factors” sections contained in Part I, Item 1A in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and the Company’s subsequent filings with the Securities and Exchange Commission and the following risks and uncertainties: the negative impact that the COVID-19 pandemic has already had, and may continue to have, on the Company’s business and financial condition; the Company’s ability to maintain and expand its revenue streams to compensate for the lower demand for the Company’s digital cinema products and installation services; potential interruptions of supplier relationships or higher prices charged by suppliers; the Company’s ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; the Company’s ability to successfully execute its capital allocation strategy; the Company’s ability to maintain its brand and reputation and retain or replace its significant customers; challenges associated with the Company’s long sales cycles; the impact of a challenging global economic environment or a downturn in the markets (such as the current economic disruption and market volatility generated by the ongoing COVID-19 pandemic); economic and political risks of selling products in foreign countries (including tariffs); risks of non-compliance with U.S. and foreign laws and regulations; potential sales tax collections and claims for uncollected amounts; cybersecurity risks and risks of damage and interruptions of information technology systems; the Company’s ability to retain key members of management and successfully integrate new executives; the Company’s ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures (including the recent divestiture of Convergent Media Systems LLC), mergers or other transactions on acceptable terms, or at all; the Company’s ability to utilize or assert its intellectual property rights; the impact of natural disasters and other catastrophic events (such as the ongoing COVID-19 pandemic); the adequacy of insurance; and the impact of having a controlling stockholder and vulnerability to fluctuation in the market price of the Company’s common stock. Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated.

Many of the risks listed above have been, and may further be, exacerbated by the COVID-19 pandemic, its impact on the cinema and entertainment industry, and the worsening economic environment. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Except where required by law, the Company assumes no obligation to update, withdraw or revise any forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 3, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: February 3, 2021	By:	/s/ Todd R. Major
Todd R. Major
Chief Financial Officer

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